UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2024

AA Mission Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42196	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Waterway Avenue, STE 300 #9732

The Woodlands, TX 77380

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code 832-336-8887

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one warrant	AAM.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	AAM	The New York Stock Exchange
Warrants, each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, exercisable 30 days after the completion of our initial business combination and will expire five years after the completion of our initial business combination or earlier upon redemption or our liquidation	AAM.W	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 2, 2024, AA Mission Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one-half of one redeemable warrant (the “Warrants”) with each whole warrant entitling the holder thereof to purchase one Ordinary Share at a price of $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000. The Company also granted the underwriters a 45-day option to purchase up to an additional 4,500,000 Units to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333- 280511) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on June 27, 2024, as amended (the “Registration Statement”):

●	An Underwriting Agreement, dated July 31, 2024, between the Company and Clear Street LLC, as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated July 31, 2024, between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated July 31, 2024 (the “Letter Agreement”), among the Company, its executive officers, its directors, and AA Mission Acquisition Sponsor Holdco LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated July 31, 2024, between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated July 31, 2024, among the Company, the Sponsor and Clear Street, LLC a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated July 31, 2024, between the Company and the Sponsor (the “Sponsor Private Placement Unit Purchase Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated July 31, 2024, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Unit Purchase Option, dated July 31, 2024, between the Company and Clear Street LLC, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Unit Purchase Agreement, the Company completed the private sale of 759,000 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit generating gross proceeds to the Company of $7,590,000. The Private Placement Units are identical to the Units sold in the IPO. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01. Other Events.

A total of $301,500,000 of the proceeds from the IPO and the sale of the Private Placement Units were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes up to $100,000 of interest to pay dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s Ordinary Shares included in the Units sold in the IPO (the “public shares”) if it is unable to complete its initial business combination within 18 months from the closing of the IPO (or 24 months if the Company extends the period of time to consummate its initial business combination), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 18 months from the closing of the IPO (or 24 months if the Company extends the period of time to consummate its initial business combination) or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On July 31, 2024, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 2, 2024, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 31, 2024, by and between the Company and Clear Street LLC, as representative of the underwriters.
4.1	Warrant Agreement, dated July 31, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated July 31, 2024, by and among the Company, its executive officers, its directors, AA Mission Acquisition Sponsor Holdco LLC.
10.2	Investment Management Trust Agreement, dated July 31, 2024, by and between the Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated July 31, 2024, by and among the Company, and AA Mission Acquisition Sponsor Holdco LLC.
10.4	Private Placement Unit Purchase Agreement, dated July 31, 2024, by and between the Company, and AA Mission Acquisition Sponsor Holdco LLC.
10.5	Administrative Services Agreement, dated July 31, 2024, by and between the Company and AA Mission Acquisition Sponsor Holdco LLC.
10.6	Unit Purchase Option, dated July 31, 2024, by and between the Company and Clear Street LLC.
10.7	Form of Indemnity Agreement.
99.1	Press Release, dated July 31, 2024.
99.2	Press Release, dated August 2, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AA MISSION ACQUISITION CORP.

By:	/s/ Qing Sun
	Name:	Qing Sun
	Title:	Chief Executive Officer

Dated: August 5, 2024

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